UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-06351

Green Century Funds

114 State Street

Suite 200

Boston, MA 02109

(Address of principal executive offices)

Green Century Capital Management, Inc.

114 State Street

Suite 200

Boston, MA 02109

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 482-0800

Date of fiscal year end: July 31

Date of reporting period: January 31, 2015

Item 1. Reports to Stockholders

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

SEMI-ANNUAL REPORT Green Century Balanced Fund Green Century Equity Fund January 31, 2015

An investment for your future.®	114 State Street, Boston, Massachusetts 02109

For information on the Green Century Funds®, call 1-800-93-GREEN. For information on how to open an account and account services, call 1-800-221-5519 8:00 am to 6:00 pm Eastern Time, Monday through Friday. For share price and account information, call 1-800-221-5519, twenty-four hours a day.

Dear Green Century Funds Shareholder:

Whether you are a new investor with Green Century—or one that has been with us over the decades—we appreciate the trust that you have placed in us.

Since our last update six months ago, Green Century has reached some important milestones that we want to share with you.

Funds Reach New Growth Milestones. The net assets in the two Green Century Funds—the Green Century Equity Fund and the Green Century Balanced Fund—grew by 135% from January 1, 2012 to December 31, 2014, as a result of both market appreciation and net new investments.

In addition, the combined net assets of the two Funds hit the $250M mark since the last update with each of the Funds surpassing the $100M threshold.

Many of our newest investors specifically sought out fossil fuel free funds and found Green Century. Whether they are looking to match their investments with their values, seeking to invest in companies that promote clean energy solutions or want to avoid potential devalued assets in fossil fuel companies that may accompany a “carbon bubble,” Green Century investors are turning away from coal, oil and gas companies.

Investing in Sustainable Companies. But, Green Century’s investment strategy does not stop with avoiding the industry that has driven climate change or the companies that produce genetically modified organisms (GMOs), engage in factory farming or produce firearms.

Green Century also proactively seeks to invest in companies that produce clean energy and promote energy efficiency. For example, both Funds hold Johnson Controls,1 which retrofits commercial office buildings with hybrid solar cells that collect 75% of solar energy to cool and power the buildings.

Avoiding the worst polluters and investing in companies we view as leaders of a green economy has helped make Green Century’s Balanced Fund nearly 50% less carbon intensive than the S&P 500® Index as of January 31, 2013, according to a study

Johnson Controls has reduced energy use by retrofitting the Empire State Building

Photo: “Empire State” by Jeff Hitchcock is licensed under CC BY 2.0.

performed by Trucost, a leading environmental data and analysis firm. In this follow up to the first carbon footprint report prepared for a U.S. mutual fund, Trucost measured the tons of carbon emissions per million dollars of revenue of the companies held by the Balanced Fund and those of the companies included in the S&P 500® Index and found the Balanced Fund to be the low carbon solution.

Making an Impact through Your Investments. As a core part of its mission, Green Century leverages its clout as a shareholder to press top U.S. companies to be more environmentally sustainable. Green Century led a campaign to reduce carbon pollution by protecting forests around the world. Specifically, Green Century pressed Kelloggs,1 ConAgra,1 and JM Smuckers1 to only buy palm oil that is grown without burning and razing rainforests. By persuading these companies to change, Green Century has helped transform the full supply chain—in just 12 months, the percentage of traded palm oil covered by zero deforestation agreements jumped from 5% to 96%.

These supply chain changes are producing concrete reductions in the carbon pollution that causes global warming—one company’s pledge alone will save an estimated 1.5 gigatons of carbon dioxide from being released, equal to the annual emissions from Central and South America combined in 2010.

Your Investments Benefit Environmental Groups. Green Century supports non-profit environmental groups through its unique ownership structure. Green Century Capital Management is the only mutual fund company founded and owned by environmental advocacy organizations. This means that all the net profits that Green Century earns on the management of the Green Century Funds belong to its founders, the Public Interest Research Groups (PIRGs), which are part of the Public Interest Network that also includes U.S.PIRG and Environment America.

We thank you for your investment in the Green Century Funds and look forward to continuing to partner with you to build a sustainable future.

Respectfully,

Leslie Samuelrich, President, Green Century Capital Management

p.s. To get more information on the Funds and advocacy successes, please sign up for our free e-newsletter. Visit: www.greencentury.com/news/signup, email info@greencentury.com or call 1-800-93-GREEN.

Green Century has helped dramatically change the palm oil supply chain to protect endangered species, protect rainforests, and reduce carbon pollution

THE GREEN CENTURY EQUITY FUND

The Green Century Equity Fund invests essentially all of its assets in the stocks which make up the MSCI KLD 400 Social ex Fossil Fuels Index (the KLD 400 Index or the Index), comprised primarily of large capitalization U.S. companies selected based on comprehensive social and environmental sustainability criteria. The Equity Fund seeks to provide shareholders with a long-term total return that matches that of the Index.

	Average Annual Return* Total expense ratio: 1.25%	Six Months	One Year	Five Years	Ten Years
December 31, 2014	Green Century Equity Fund	6.92%	12.81%	13.58%	6.40%
	S&P 500® Index[2]	6.12%	13.69%	15.45%	7.67%
January 31, 2015	Green Century Equity Fund	4.75%	12.94%	13.73%	6.41%
	S&P 500® Index[2]	4.37%	14.22%	15.60%	7.61%

* The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information as of the most recent month-end, call 1-800-93-GREEN. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder might pay on Fund distributions or the redemption of Fund shares. A redemption fee of 2.00% may be imposed on redemptions or exchanges of shares you have owned for 60 days or less. Please see the Prospectus for more information.

The Green Century Equity Fund, which closely tracks the KLD 400 Index, returned 4.75% for the six month period ended January 31, 2015, while the S&P 500® Index (the S&P 500®) returned 4.37% during the same period.

The difference in performance of the Equity Fund relative to the S&P 500® was largely due to differences in sector allocation and stock selection criteria between the two portfolios. The energy sector was the worst-performing sector in the S&P 500® during the period, losing more than 19%. As a function of becoming fossil fuel free on April 1, 2014, the Equity Fund did not hold any stocks in the traditional energy sector during the period, contributing significantly to its outperformance versus the S&P 500®. However, the Equity Fund’s performance relative to the S&P 500® was hurt by stock selection in the information technology sector. In particular, the Equity Fund does not hold Apple,1 which was the largest constituent of the S&P 500® and performed well.

GREEN CENTURY EQUITY FUND

INVESTMENT BY INDUSTRY

According to an analysis by the Equity Fund’s portfolio managers, U.S. equities performed positively in the second half of 2014. U.S. equity returns were boosted in the third quarter by improving economic data, which could lead to the U.S. Federal Reserve implementing an interest rate increase in the near future. U.S. equities also benefitted from improved corporate earnings results and rebounded from a drop in late July after the announcement of additional sanctions imposed on Russia. Furthermore, growing tension in the Middle East had a limited, but negative, impact on U.S. equities.

U.S. equities also saw positive gains in the fourth quarter of 2014, boosted by improving economic data, strong corporate earnings and further declines in overseas growth, leading investors to seek the relative safety of U.S. assets. Strong earnings helped U.S. equities rebound from an October swoon as worries of global economic weakness sparked fears of a market correction. Following a December policy meeting, Janet Yellen said the Federal Reserve could potentially raise short-term interest rates in 2015 amid encouraging economic signs, but this would not likely occur until at least mid-2015. Despite economic improvements in the U.S., geopolitical tension, an extended decline in oil prices, and weaker economic conditions globally continue to be an overhang on investor optimism.

The Equity Fund, like other mutual funds invested primarily in stocks, carries the risk of investing in the stock market. The large companies in which the Equity Fund is invested may perform worse than the stock market as a whole. The Equity Fund will not shift concentration from one industry to another or from stocks to bonds or cash, in order to defend against a falling stock market.

THE GREEN CENTURY BALANCED FUND

The Green Century Balanced Fund seeks capital growth and income from a diversified portfolio of stocks and bonds that meet Green Century’s standards for corporate environmental performance. The portfolio managers of the Balanced Fund do not invest in fossil fuel companies and aim to invest in companies that are in the business of solving environmental problems or that are committed to reducing their environmental impact.

	Average Annual Return* Total expense ratio: 1.48%	Six Months	One Year	Five Years	Ten Years
December 31, 2014	Green Century Balanced Fund	3.66%	7.20%	10.29%	5.35%
	Custom Balanced Fund Index[3]	3.74%	9.17%	10.94%	6.66%
January 31, 2015	Green Century Balanced Fund	3.85%	8.84%	10.44%	5.57%
	Custom Balanced Fund Index[3]	3.85%	9.80%	11.04%	6.70%

* The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information as of the most recent month-end, call 1-800-93-GREEN. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder might pay on Fund distributions or the redemption of Fund shares. A redemption fee of 2.00% may be imposed on redemptions or exchanges of shares you have owned for 60 days or less. Please see the Prospectus for more information.

During the six month period ended January 31, 2015, the Balanced Fund matched the performance of the Custom Balanced Index, with both the Balanced Fund and the Custom Balanced Index returning 3.85%.

In the view of the Balanced Fund’s portfolio managers, during the twelve months ended January 31, 2015, investors largely focused on negative factors such as the potential increase in interest rates, a weakening global economy, and geopolitical risks, offset by the positive effects of a slowly strengthening U.S. economy. Throughout 2014, U.S. economic conditions were largely positive with steady, moderate, sustained growth throughout the year, even as the Federal Reserve conducted its “tapering” program to draw excess liquidity from the U.S. banking system. Surprisingly, during the past year, longer term interest rates fell, reflecting capital inflows from abroad, as overseas investors faced significantly lower interest rates in their home currencies. The Balanced Fund’s portfolio managers continue to expect substantially higher returns from stocks than from bonds. However, the portfolio managers have extended bond maturities slightly, and bond returns for the Balanced Fund were in line with overall intermediate bond market returns.

As the Balanced Fund is managed to be free of fossil fuel companies, the Fund does not own any holdings in the traditional energy sector. During the twelve months ended January 31, 2015, the spot price of oil swung between a low of $44 per barrel and a high of $108, and fossil fuel energy stock performance was considerably below that of the broader market. The Fund benefitted from its lack of exposure to fossil fuel energy, but clean energy, clean tech, and conservation company stocks were also hurt by falling oil prices. The average Balanced Fund holding of these stocks fell by 8% for the twelve months ended January 31, 2015.

The Fund’s equity holdings which positively contributed to its performance during the twelve months ended January 31, 2015 included: Apple, Inc.,1 Shire PLC ADR,1 UnitedHealth Group,1 NXP Semiconductors NV,1 and Keurig Green Mountain, Inc.1 Poor performers included QUALCOMM, Inc.,1 Valmont Industries, Inc.,1 Fifth Third Bancorp,1 F5 Networks, Inc.,1 and Deckers Outdoor Corp. 1

GREEN CENTURY BALANCED FUND

INVESTMENT BY INDUSTRY

The Balanced Fund’s portfolio managers believe the Fund is positioned to benefit from the moderate economic growth expected for the U.S. in 2015. The Fund’s equity holdings are slightly weighted toward more cyclical sectors such as industrials stocks, and the Fund’s bond holdings are weighted toward short to intermediate maturity and high quality bonds.

The Green Century Balanced Fund invests in the stocks and bonds of environmentally responsible corporations of various sizes, including small, medium, and large companies. The Green Century Balanced Fund does not invest in fossil fuel companies though most other diversified mutual funds do.

The value of the stocks held in the Balanced Fund will fluctuate in response to factors that may affect a single issuer, industry, or sector of the economy or may affect the market as a whole. Bonds are subject to a variety of risks including interest rate, credit, and inflation risk.

The Green Century Funds’ proxy voting guidelines and a record of the Funds’ proxy votes for the year ended June 30, 2014 are available without charge, upon request, (i) at www.greencentury.com, (ii) by calling 1-800-93-GREEN, (iii) sending an e-mail to info@greencentury.com, and (iv) on the Securities and Exchange Commission’s website at www.sec.gov.

The Green Century Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of the year on Form N-Q. The Green Century Funds’ Forms N-Q are available on the EDGAR database on the SEC’s website at www.sec.gov. These Forms may also be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q may also be obtained by calling 1-800-93-GREEN, or by e-mailing a request to info@greencentury.com.

1 As of January 31, 2015, the following companies comprised the listed percentages of each of the Green Century Funds:

Portfolio Holding	GREEN CENTURY BALANCED FUND	GREEN CENTURY EQUITY FUND
Johnson Controls, Inc.	1.54%	0.44%
Kellogg Company	0.00%	0.25%
ConAgra Foods, Inc.	0.00%	0.00%
The JM Smucker Company	0.48%	0.15%
Apple, Inc.	2.41%	0.00%
Shire PLC ADR	2.03%	0.00%
UnitedHealth Group, Inc.	1.63%	0.00%
NXP Semiconductors NV	1.78%	0.00%
Keurig Green Mountain, Inc.	0.29%	0.21%
QUALCOMM, Inc.	1.12%	1.48%
Valmont Industries, Inc.	0.79%	0.00%
Fifth Third Bancorp	0.75%	0.00%
F5 Networks, Inc.	1.44%	0.00%
Deckers Outdoor Corp.	0.55%	0.03%

Portfolio composition will change due to ongoing management of the Funds. Please refer to the Green Century Funds website for current information regarding the Funds’ portfolio holdings. These holdings are subject to risk as described in the Funds’ Prospectus. References to specific investments should not be construed as a recommendation of the securities by the Funds, their administrator, or their distributor.

2 The S&P 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500® Index is heavily weighted toward stocks with large market capitalization and represents approximately two-thirds of the total market value of all domestic stocks. It is not possible to invest directly in the S&P 500® Index.

3 The Custom Balanced Index is comprised of a 60% weighting in the S&P 1500 Index and a 40% weighting in the BofA Merrill Lynch 1-10 Year US Corporate & Government Index (the BofA Merrill Lynch Index). The S&P Supercomposite 1500 Index is an unmanaged broad-based capitalization-weighted index comprising 1500 stocks of large-cap, mid-cap, and small-cap U.S. companies. The BofA Merrill Lynch Index tracks the performance of U.S. dollar-denominated investment grade government and corporate public debt issued in the U.S. domestic bond market with at least 1 year and less than 10 years remaining maturity, including U.S. treasury, U.S. agency, foreign government, supranational and corporate securities. It is not possible to invest directly in the Custom Balanced Index, the S&P Supercomposite 1500 Index, or the BofA Merrill Lynch Index.

The Funds’ environmental criteria limit the investments available to the Funds compared to mutual funds that do not use environmental criteria.

This information has been prepared from sources believed reliable. The views expressed are as of the date of publication and are those of the Advisor to the Funds.

This material must be preceded or accompanied by a current Prospectus.

Distributor: UMB Distribution Services, LLC, 3/15

The Green Century Equity Fund (the “Fund”) is not sponsored, endorsed, or promoted by MSCI, its affiliates, information providers or any other third party involved in, or related to, compiling, computing or creating the MSCI indices (the “MSCI Parties”), and the MSCI Parties bear no liability with respect to the Fund or any index on which the Fund is based. The MSCI Parties are not sponsors of the Fund and are not affiliated with the Fund in any way. The Statement of Additional Information contains a more detailed description of the limited relationship the MSCI Parties have with Green Century Capital Management and the Fund.

GREEN CENTURY FUNDS EXPENSE EXAMPLE

For the six months ended January 31, 2015 (unaudited)

As a shareholder of the Green Century Funds (the “Funds”), you incur two types of costs: (1) transaction costs, including redemption fees on certain redemptions; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from August 1, 2014 to January 31, 2015 (the “period”).

Actual Expenses    The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes    The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return of either of the Funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees on shares held for 60 days or less. Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

	BEGINNING ACCOUNT VALUE AUGUST 1, 2014	ENDING ACCOUNT VALUE JANUARY 31, 2015	EXPENSES PAID DURING THE PERIOD[1]
Balanced Fund
Actual Expenses	$1,000.00	$1,038.50	$7.61
Hypothetical Example, assuming a 5% return before expenses	1,000.00	1,017.54	7.53

Equity Fund
Actual Expenses	1,000.00	1,047.50	6.45
Hypothetical Example, assuming a 5% return before expenses	1,000.00	1,018.70	6.36

1 Expenses are equal to the Funds’ annualized expense ratios (1.48% for the Balanced Fund and 1.25% for the Equity Fund), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

GREEN CENTURY BALANCED FUND PORTFOLIO OF INVESTMENTS January 31, 2015 (unaudited)

COMMON STOCKS — 66.2%
	SHARES	VALUE

Technology Hardware & Equipment — 7.7%
Apple, Inc.	28,238	$3,308,364
Cisco Systems, Inc.	78,524	2,070,285
F5 Networks, Inc. (a)	17,684	1,973,888
Palo Alto Networks, Inc. (a)	10,487	1,325,452
QUALCOMM, Inc.	24,699	1,542,700
SanDisk Corporation	5,351	406,194

		10,626,883

Pharmaceuticals & Biotechnology — 6.3%
Amgen, Inc.	13,976	2,127,986
Gilead Sciences, Inc. (a)	22,048	2,311,292
Novartis A.G. American Depositary Receipt (b)	13,937	1,357,464
Shire PLC American Depositary Receipt (b)	12,735	2,792,276

		8,589,018

Capital Goods — 5.5%
Cummins, Inc.	6,059	844,988
Hexcel Corporation	29,452	1,302,662
Lincoln Electric Holdings, Inc.	24,209	1,644,033
Middleby Corporation (The) (a)	6,045	574,396
Pentair PLC	8,937	552,396
Valmont Industries, Inc.	9,052	1,087,326
W.W. Grainger, Inc.	2,176	513,188
Wabtec Corporation	12,298	1,026,268

		7,545,257

Healthcare Equipment & Services — 4.4%
Baxter International, Inc.	12,707	893,429
Hologic, Inc. (a)	27,988	849,856
Omnicell, Inc. (a)	34,317	1,092,310
UnitedHealth Group, Inc.	21,130	2,245,063
Zimmer Holdings, Inc.	8,952	1,003,519

		6,084,177

Banks — 4.4%
East West Bancorp, Inc.	23,205	839,557
Fifth Third Bancorp	59,794	1,034,436
First Republic Bank	12,079	615,063
SVB Financial Group (a)	12,259	1,384,041
Umpqua Holdings Corporation	54,515	845,528
Wells Fargo & Company	26,213	1,360,979

		6,079,604

	SHARES	VALUE

Diversified Financials — 4.1%
American Express Company	4,365	$352,212
Charles Schwab Corporation (The)	29,124	756,642
Citigroup, Inc.	31,911	1,498,221
Stifel Financial Corporation (a)	45,527	2,146,598
T. Rowe Price Group, Inc.	11,013	866,943

		5,620,616

Software & Services — 3.6%
Citrix Systems, Inc. (a)	12,453	737,965
eBay, Inc. (a)	10,068	533,604
Google, Inc., Class A (a)	1,195	642,372
Google, Inc., Class C (a)	1,195	638,752
MasterCard, Inc., Class A	10,709	878,459
Microsoft Corporation	38,442	1,553,057

		4,984,209

Semiconductors — 3.3%
ARM Holdings PLC American Depositary Receipt (b)	18,970	888,555
Intel Corporation	15,114	499,367
NXP Semiconductors NV (a)(b)	30,760	2,440,498
Xilinx, Inc.	19,926	768,645

		4,597,065

Renewable Energy & Energy Efficiency — 2.9%
EnerNOC, Inc. (a)	20,794	358,073
First Solar, Inc. (a)	14,364	607,884
Johnson Controls, Inc.	34,178	1,588,252
Ormat Technologies, Inc.	35,670	954,172
SolarCity Corporation (a)	9,192	446,823

		3,955,204

Retailing — 2.8%
Home Depot, Inc. (The)	10,868	1,134,837
Men’s Wearhouse, Inc. (The)	10,952	508,939
Priceline Group, Inc. (The) (a)	656	662,219
TJX Companies, Inc. (The)	23,348	1,539,567

		3,845,562

Materials — 2.4%
Minerals Technologies, Inc.	19,482	1,272,759
Sealed Air Corporation	48,847	1,978,304

		3,251,063

GREEN CENTURY BALANCED FUND PORTFOLIO OF INVESTMENTS January 31, 2015 (unaudited)	continued

	SHARES	VALUE

Insurance — 2.3%
Aflac, Inc.	26,068	$1,487,961
Lincoln National Corporation	16,489	824,120
Reinsurance Group of America, Inc.	10,865	899,731

		3,211,812

Real Estate — 2.1%
CBRE Group, Inc., Class A (a)	55,564	1,796,940
Forest City Enterprises, Inc., Class A (a)	43,881	1,075,084

		2,872,024

Healthy Living — 2.1%
United Natural Foods, Inc. (a)	16,707	1,291,117
Whole Foods Market, Inc.	29,412	1,532,218

		2,823,335

Food & Beverage — 1.8%
General Mills, Inc.	300	15,744
JM Smucker Company (The)	6,458	666,143
Keurig Green Mountain, Inc.	3,228	395,624
Unilever NV American Depositary Receipt (b)	31,749	1,376,954

		2,454,465

Consumer Durables & Apparel — 1.7%
Deckers Outdoor Corporation (a)	11,435	755,282
Jarden Corporation (a)	20,524	985,562
lululemon athletica, Inc. (a)	9,899	655,710

		2,396,554

Transportation — 1.7%
J.B. Hunt Transport Services, Inc.	11,215	892,826
United Parcel Service, Inc., Class B	14,699	1,452,849

		2,345,675

Consumer Services — 1.5%
Panera Bread Company, Class A (a)	8,722	1,498,963
Starbucks Corporation	275	24,071
Starwood Hotels & Resorts Worldwide, Inc.	7,632	549,275

		2,072,309

	SHARES	VALUE

Telecommunication Services — 1.5%
BT Group PLC American Depositary Receipt (b)	13,254	$832,086
SBA Communications Corporation, Class A (a)	10,189	1,189,056

		2,021,142

Media — 1.3%
Discovery Communications, Inc., Class A (a)	20,215	585,932
Discovery Communications, Inc., Class C (a)	4,016	111,966
IMAX Corporation (a)	31,470	1,048,895

		1,746,793

Household & Personal Products — 0.9%
Church & Dwight Company, Inc.	15,909	1,287,356

Automobiles & Components — 0.9%
BorgWarner, Inc.	21,911	1,183,413

Food & Staples Retailing — 0.6%
Costco Wholesale Corporation	5,952	851,077

Commercial & Professional Services — 0.4%
Interface, Inc.	34,302	538,884

Total Common Stocks (Cost $72,110,607)		90,983,497

	PRINCIPAL AMOUNT
BONDS & NOTES — 28.7%
Green Bonds, Renewable Energy & Energy Efficiency — 10.9%
African Development Bank 0.75%, due 10/18/16 (b)	$1,000,000	1,004,174
Bank of America Corporation 1.35%, due 11/21/16	1,000,000	1,001,943
European Investment Bank 2.50%, due 10/15/24	1,000,000	1,059,718
Export-Import Bank of Korea 1.75%, due 2/27/18 (b)	1,000,000	1,001,605
International Bank for Reconstruction & Development 0.375%, due 8/24/15	1,000,000	1,000,872

GREEN CENTURY BALANCED FUND PORTFOLIO OF INVESTMENTS January 31, 2015 (unaudited)	continued

	PRINCIPAL AMOUNT	VALUE

Green Bonds, Renewable Energy & Energy Efficiency — (continued)
International Bank for Reconstruction & Development 2.00%, due 10/20/16	$500,000	$512,479
International Bank for Reconstruction & Development 2.25%, due 9/30/24 (c)	750,000	758,615
International Finance Corporation 0.625%, due 11/15/16	1,000,000	1,001,169
Johnson Controls, Inc. 5.50%, due 1/15/16	500,000	522,522
KFW 1.75%, due 10/15/19	1,500,000	1,534,579
Nordic Investment Bank 2.25%, due 9/30/21	1,500,000	1,564,654
Overseas Private Investment Corporation 3.28%, due 9/15/29	800,000	869,322
Overseas Private Investment Corporation 3.33%, due 5/15/33	250,000	268,505
Overseas Private Investment Corporation 3.43%, due 6/1/33	250,000	272,104
Regency Centers LP 3.75%, due 6/15/24	1,500,000	1,577,560
Vornado Realty LP 2.50%, due 6/30/19	1,000,000	1,010,802

		14,960,623

U.S. Government Agencies — 3.5%
Federal Farm Credit Bank 5.125%, due 8/25/16	500,000	535,365
Federal Farm Credit Bank 2.26%, due 11/13/24	1,000,000	1,019,269
Federal Home Loan Bank 5.625%, due 6/13/16	1,000,000	1,071,335
Federal Home Loan Bank 3.875%, due 12/14/18	550,000	606,170
Federal Home Loan Bank 2.00%, due 6/25/27 (c)	1,000,000	1,001,162
Federal Home Loan Mortgage Corporation 3.75%, due 3/27/19	500,000	552,834

		4,786,135

	PRINCIPAL AMOUNT	VALUE

Software & Services — 3.2%
International Business Machines Corporation 2.00%, due 1/5/16	$500,000	$507,472
International Business Machines Corporation 8.375%, due 11/1/19	500,000	653,898
Microsoft Corporation 1.625%, due 9/25/15	500,000	504,413
Oracle Corporation 1.20%, due 10/15/17	500,000	502,452
Oracle Corporation 5.00%, due 7/8/19	1,000,000	1,142,630
Symantec Corporation 4.20%, due 9/15/20	1,000,000	1,052,752

		4,363,617

Banks — 2.5%
HSBC Bank USA N.A. 6.00%, due 8/9/17	500,000	553,275
HSBC Holdings PLC 5.10%, due 4/5/21	1,500,000	1,733,109
JPMorgan Chase & Company 4.40%, due 7/22/20	1,000,000	1,107,487

		3,393,871

Diversified Financials — 1.9%
Bank of New York Mellon Corporation (The) 3.55%, due 9/23/21	1,000,000	1,076,486
Citigroup, Inc. 3.953%, due 6/15/16	500,000	519,564
Deutsche Bank A.G. 3.25%, due 1/11/16 (b)	500,000	511,147
Morgan Stanley 3.80%, due 4/29/16	500,000	517,056

		2,624,253

Pharmaceuticals & Biotechnology — 1.4%
Amgen, Inc. 5.70%, due 2/1/19	1,250,000	1,428,843
Thermo Fisher Scientific, Inc. 2.40%, due 2/1/19	500,000	510,411

		1,939,254

GREEN CENTURY BALANCED FUND PORTFOLIO OF INVESTMENTS January 31, 2015 (unaudited)	concluded

	PRINCIPAL AMOUNT	VALUE

Telecommunication Services — 1.3%
America Movil SAB de C.V. 5.00%, due 10/16/19 (b)	$750,000	$843,838
AT&T, Inc. 2.50%, due 8/15/15	333,000	336,441
Verizon Communications, Inc. 6.35%, due 4/1/19	500,000	586,216

		1,766,495

Media — 0.8%
Discovery Communications LLC 5.625%, due 8/15/19	1,000,000	1,138,285

Real Estate — 0.8%
HCP, Inc. 3.875%, due 8/15/24	1,000,000	1,046,950

Technology Hardware & Equipment — 0.7%
Dell, Inc. 2.30%, due 9/10/15	500,000	502,125
EMC Corporation 1.875%, due 6/1/18	500,000	505,850

		1,007,975

Healthcare Equipment & Services — 0.7%
Baxter International, Inc. 1.85%, due 6/15/18	500,000	505,097
Stryker Corporation 1.30%, due 4/1/18	500,000	499,418

		1,004,515

Capital Goods — 0.6%
Koninklijke Philips NV 5.75%, due 3/11/18	750,000	842,559

Food & Staples Retailing — 0.4%
CVS Health Corporation 2.25%, due 12/5/18	500,000	512,936

Total Bonds & Notes (Cost $38,294,373)		39,387,468

CERTIFICATES OF DEPOSIT — 0.1%

	PRINCIPAL AMOUNT	VALUE

Self Help Credit Union Environmental Certificate of Deposit 1.01%, due 8/10/16	$95,000	$95,000

Total Certificates Of Deposit (Cost $95,000)		95,000

SHORT-TERM OBLIGATION — 4.8%
Repurchase Agreement — State Street Bank & Trust Repurchase Agreement, 0.00%, dated 1/30/15, due 2/2/15, proceeds $6,618,394 (collateralized by Fannie Mae, 3.50%, due 2/25/42, value $6,751,400) (Cost $6,618,394)		6,618,394

TOTAL INVESTMENTS (d) — 99.8%
(Cost $117,118,374)		137,084,359
Other Assets Less Liabilities — 0.2%		282,727

NET ASSETS — 100.0%		$137,367,086

(a)	Non-income producing security.
(b)	Securities whose values are determined or significantly influenced by trading in markets other than the United States or Canada.
(c)	Step rate bond. Rate shown is currently in effect at January 31, 2015.
(d)	The cost of investments for federal income tax purposes is $117,169,918 resulting in gross unrealized appreciation and depreciation of $21,594,839 and $1,680,398 respectively, or net unrealized appreciation of $19,914,441.

See Notes to Financial Statements

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS January 31, 2015 (unaudited)

COMMON STOCKS — 98.9%
	SHARES	VALUE

Software & Services — 13.2%
Accenture PLC, Class A	10,515	$883,575
Adobe Systems, Inc. (a)	7,908	554,588
ANSYS, Inc. (a)	1,540	124,232
Autodesk, Inc. (a)	3,790	204,679
CA, Inc.	5,624	170,407
Cognizant Technology Solutions Corporation, Class A (a)	10,170	550,502
Convergys Corporation	1,507	28,874
Equinix, Inc. (a)	893	193,656
FactSet Research Systems, Inc.	674	96,780
FleetCor Technologies, Inc. (a)	1,295	181,948
Google, Inc., Class A (a)	4,730	2,542,612
Google, Inc., Class C (a)	4,799	2,565,161
International Business Machines Corporation	15,811	2,423,984
Intuit, Inc.	4,523	392,687
NetSuite, Inc. (a)	588	57,877
Oracle Corporation	59,491	2,492,078
Rackspace Hosting, Inc. (a)	1,986	89,291
salesforce.com, Inc. (a)	9,841	555,524
Symantec Corporation	11,578	286,787
Teradata Corporation (a)	2,635	117,416
Workday, Inc., Class A (a)	1,627	129,281
Xerox Corporation	18,157	239,128
Yahoo!, Inc. (a)	15,760	693,282

		15,574,349

Pharmaceuticals & Biotechnology — 11.2%
Affymetrix, Inc. (a)	1,246	13,756
Agilent Technologies, Inc.	5,558	209,926
Amgen, Inc.	12,684	1,931,266
Bio-Techne Corporation	575	53,486
Biogen Idec, Inc. (a)	3,943	1,534,458
BioMarin Pharmaceutical, Inc. (a)	2,609	253,490
Bristol-Myers Squibb Company	27,701	1,669,539
Cepheid (a)	1,157	65,382
Fluidigm Corporation (a)	431	16,606
Gilead Sciences, Inc. (a)	25,232	2,645,071
Merck & Company, Inc.	48,172	2,903,808
Mettler-Toledo International, Inc. (a)	476	144,680
PAREXEL International Corporation (a)	902	54,986

	SHARES	VALUE

Pharmaceuticals & Biotechnology — (continued)
Thermo Fisher Scientific, Inc.	6,625	$829,516
Vertex Pharmaceuticals, Inc. (a)	3,969	437,146
VIVUS, Inc. (a)	1,906	4,994
Waters Corporation (a)	1,381	164,408
Zoetis, Inc.	8,390	358,505

		13,291,023

Capital Goods — 6.2%
3M Company	10,271	1,666,983
A.O. Smith Corporation	1,195	70,995
AGCO Corporation	1,496	64,837
Air Lease Corporation	1,697	59,293
American Science & Engineering, Inc.	117	5,429
Applied Industrial Technologies, Inc.	691	27,937
Builders FirstSource, Inc. (a)	977	5,784
Caterpillar, Inc.	9,972	797,461
CLARCOR, Inc.	883	55,214
Cummins, Inc.	2,934	409,176
Deere & Company	5,659	482,090
Dover Corporation	2,834	198,493
EMCOR Group, Inc.	1,126	45,445
Fastenal Company	4,728	209,923
Graco, Inc.	1,002	71,382
Granite Construction, Inc.	586	19,971
H&E Equipment Services, Inc.	568	9,963
Illinois Tool Works, Inc.	6,300	586,467
Ingersoll-Rand PLC	4,467	296,609
Lincoln Electric Holdings, Inc.	1,260	85,567
Masco Corporation	6,005	149,164
Meritor, Inc. (a)	1,478	18,918
Middleby Corporation (The) (a)	945	89,794
Nordson Corporation	1,021	74,390
Owens Corning	1,692	67,765
Pall Corporation	1,845	178,522
Parker Hannifin Corporation	2,495	290,568
Quanta Services, Inc. (a)	3,576	94,693
Rockwell Automation, Inc.	2,385	259,774
Snap-on, Inc.	955	126,738
Tennant Company	276	17,998
Timken Company (The)	1,249	47,475
United Rentals, Inc. (a)	1,638	135,708
W.W. Grainger, Inc.	1,025	241,736
WABCO Holdings, Inc. (a)	955	90,887

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS January 31, 2015 (unaudited)	continued

	SHARES	VALUE

Capital Goods — (continued)
Wabtec Corporation	1,609	$134,271
Xylem, Inc.	3,089	105,335

		7,292,755

Technology Hardware & Equipment — 6.0%
Black Box Corporation	196	4,118
Calix, Inc. (a)	639	6,134
Cisco Systems, Inc.	85,484	2,253,786
Corning, Inc.	21,574	512,814
EMC Corporation	33,794	876,278
Flextronics International Ltd. (a)	10,064	111,912
Hewlett-Packard Company	31,200	1,127,256
Lexmark International, Inc.	954	38,074
Motorola Solutions, Inc.	3,731	232,852
Plantronics, Inc.	661	30,294
Polycom, Inc. (a)	2,170	28,861
QUALCOMM, Inc.	27,977	1,747,443
Silicon Graphics International Corporation (a)	443	4,177
Super Micro Computer, Inc. (a)	582	21,284
Trimble Navigation Ltd. (a)	4,307	102,679

		7,097,962

Diversified Financials — 5.4%
American Express Company	15,670	1,264,412
Ameriprise Financial, Inc.	3,176	396,810
Bank of New York Mellon Corporation (The)	18,938	681,768
BlackRock, Inc.	2,222	756,613
Charles Schwab Corporation (The)	19,618	509,676
CME Group, Inc.	5,299	452,005
Franklin Resources, Inc.	6,795	350,146
Intercontinental Exchange, Inc.	1,895	389,858
Invesco Ltd.	7,302	268,203
Legg Mason, Inc.	1,748	96,909
Northern Trust Corporation	3,487	227,980
PHH Corporation (a)	779	19,428
State Street Corporation	7,117	508,937
T. Rowe Price Group, Inc.	4,402	346,525
TD Ameritrade Holding Corporation	4,663	151,035

		6,420,305

	SHARES	VALUE

Food & Beverage — 5.3%
Bunge Ltd.	2,429	$217,468
Campbell Soup Company	3,435	157,117
Coca-Cola Enterprises, Inc.	3,901	164,232
Darling Ingredients, Inc. (a)	2,855	48,478
Dr. Pepper Snapple Group, Inc.	3,278	253,291
General Mills, Inc.	10,272	539,075
JM Smucker Company (The)	1,713	176,696
Kellogg Company	4,570	299,701
Keurig Green Mountain, Inc.	2,033	249,164
Kraft Foods Group, Inc.	9,942	649,610
McCormick & Company, Inc.	2,012	143,637
Mondelez International, Inc., Class A	28,167	992,605
PepsiCo, Inc.	25,142	2,357,817

		6,248,891

Household & Personal Products — 5.3%
Avon Products, Inc.	7,317	56,633
Clorox Company (The)	2,149	229,320
Colgate-Palmolive Company	15,275	1,031,368
Energizer Holdings, Inc.	1,023	130,954
Estee Lauder Companies, Inc. (The), Class A	3,896	275,019
Kimberly-Clark Corporation	6,260	675,830
Procter & Gamble Company (The)	45,198	3,809,739

		6,208,863

Real Estate — 5.1%
American Tower Corporation	6,626	642,391
AvalonBay Communities, Inc.	2,211	382,481
Boston Properties, Inc.	2,587	359,076
CBRE Group, Inc., Class A (a)	4,934	159,565
Corporate Office Properties Trust	1,505	45,150
Digital Realty Trust, Inc.	2,286	166,741
Duke Realty Corporation	5,849	127,684
Equity Residential	5,746	445,947
Federal Realty Investment Trust	1,169	168,067
Forest City Enterprises, Inc., Class A (a)	2,492	61,054
HCP, Inc.	7,676	362,998
Host Hotels & Resorts, Inc.	12,720	291,161
Iron Mountain, Inc.	2,744	109,321
Jones Lang LaSalle, Inc.	753	110,751
Liberty Property Trust	2,489	100,307

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS January 31, 2015 (unaudited)	continued

	SHARES	VALUE

Real Estate — (continued)
Macerich Company (The)	2,365	$203,414
Plum Creek Timber Company, Inc.	2,936	130,711
Potlatch Corporation	727	28,978
Prologis, Inc.	8,408	379,537
Simon Property Group, Inc.	5,223	1,037,601
UDR, Inc.	4,277	142,253
Vornado Realty Trust	2,851	314,864
Weyerhaeuser Company	8,825	316,376

		6,086,428

Healthcare Equipment & Services — 4.7%
AmerisourceBergen Corporation	3,702	351,875
Becton, Dickinson and Company	3,202	442,132
Cardinal Health, Inc.	5,596	465,531
Cerner Corporation (a)	5,176	343,428
Cigna Corporation	4,411	471,227
Cooper Companies, Inc. (The)	797	125,647
DENTSPLY International, Inc.	2,364	118,259
Edwards Lifesciences Corporation (a)	1,764	221,117
Henry Schein, Inc. (a)	1,410	194,679
Hologic, Inc. (a)	3,681	111,774
Humana, Inc.	2,572	376,644
IDEXX Laboratories, Inc. (a)	847	134,182
Laboratory Corporation of America Holdings (a)	1,412	162,069
Medtronic PLC	23,575	1,683,255
Molina Healthcare, Inc. (a)	478	24,335
MWI Veterinary Supply, Inc. (a)	223	42,296
Patterson Companies, Inc.	1,353	67,772
Select Medical Holdings Corporation	1,397	18,887
Team Health Holdings, Inc. (a)	1,215	62,816
Varian Medical Systems, Inc. (a)	1,675	155,038

		5,572,963

Retailing — 4.6%
ANN, Inc. (a)	721	23,865
Bed Bath & Beyond, Inc. (a)	3,378	252,573
Best Buy Company, Inc.	5,004	176,141
Blue Nile, Inc. (a)	189	5,874
Brown Shoe Company, Inc.	637	18,084
Buckle, Inc. (The)	489	24,836
CarMax, Inc. (a)	3,641	226,106
Foot Locker, Inc.	2,430	129,325

	SHARES	VALUE

Retailing — (continued)
GameStop Corporation, Class A	1,874	$66,059
Gap, Inc. (The)	3,962	163,195
Genuine Parts Company	2,542	236,253
HSN, Inc.	533	41,276
Kohl’s Corporation	3,466	206,990
LKQ Corporation (a)	5,151	132,947
Lowe’s Companies, Inc.	16,448	1,114,517
Men’s Wearhouse, Inc. (The)	642	29,834
Netflix, Inc. (a)	951	420,152
Nordstrom, Inc.	2,310	176,022
Nutrisystem, Inc.	323	5,756
Office Depot, Inc. (a)	8,457	64,273
PetSmart, Inc.	1,541	125,907
Pier 1 Imports, Inc.	1,411	23,719
Pool Corporation	706	43,920
Shutterfly, Inc. (a)	594	26,059
Signet Jewelers Ltd.	1,264	153,083
Staples, Inc.	10,791	183,987
Tiffany & Company	2,175	188,442
TJX Companies, Inc. (The)	11,517	759,431
Tractor Supply Company	2,319	188,233
TripAdvisor, Inc. (a)	1,943	130,200
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	1,026	135,370
Weyco Group, Inc.	120	3,242

		5,475,671

Semiconductors — 4.4%
Advanced Micro Devices, Inc. (a)	11,622	29,869
Analog Devices, Inc.	5,183	270,060
Applied Materials, Inc.	20,352	464,840
Intel Corporation	82,595	2,728,939
Lam Research Corporation	2,713	207,382
Microchip Technology, Inc.	3,311	149,326
NVIDIA Corporation	9,123	175,207
Skyworks Solutions, Inc.	3,170	263,268
Texas Instruments, Inc.	17,764	949,486

		5,238,377

Telecommunication Services — 3.2%
CenturyLink, Inc.	9,507	353,375
Cincinnati Bell, Inc. (a)	3,478	10,191
Level 3 Communications, Inc. (a)	4,758	236,663
Sprint Corporation (a)	13,014	55,960
Verizon Communications, Inc.	69,195	3,162,903

		3,819,092

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS January 31, 2015 (unaudited)	continued

	SHARES	VALUE

Materials — 3.2%
Air Products & Chemicals, Inc.	3,568	$519,536
Albemarle Corporation	1,871	90,294
Avery Dennison Corporation	1,610	84,155
Ball Corporation	2,208	139,833
Compass Minerals International, Inc.	535	46,759
Domtar Corporation	1,079	41,326
Ecolab, Inc.	4,499	466,861
H.B. Fuller Company	811	33,373
International Flavors & Fragrances, Inc.	1,344	142,612
MeadWestvaco Corporation	2,839	142,745
Minerals Technologies, Inc.	569	37,173
Mosaic Company (The)	5,369	261,417
Praxair, Inc.	4,897	590,529
Rock-Tenn Company, Class A	2,415	156,733
Schnitzer Steel Industries, Inc., Class A	354	5,975
Sealed Air Corporation	3,454	139,887
Sherwin-Williams Company (The)	1,392	377,608
Sigma-Aldrich Corporation	1,968	270,639
Sonoco Products Company	1,694	74,875
Valspar Corporation (The)	1,328	110,795
Wausau Paper Corporation	607	6,167

		3,739,292

Insurance — 2.9%
ACE Ltd.	5,607	605,332
Aflac, Inc.	7,551	431,011
Chubb Corporation (The)	3,960	387,684
Hartford Financial Services Group, Inc.	7,479	290,933
Marsh & McLennan Companies, Inc.	9,065	487,425
PartnerRe Ltd.	735	84,084
Principal Financial Group, Inc.	4,980	233,711
Progressive Corporation (The)	9,422	244,501
Travelers Companies, Inc. (The)	5,633	579,185
Willis Group Holdings PLC	2,667	115,481

		3,459,347

Consumer Services — 2.9%
Choice Hotels International, Inc.	515	29,587
Darden Restaurants, Inc.	2,205	135,343
DeVry Education Group, Inc.	1,009	42,792

	SHARES	VALUE

Consumer Services — (continued)
Jack in the Box, Inc.	635	$53,842
Marriott International, Inc., Class A	3,921	292,114
McDonald’s Corporation	16,403	1,516,293
Royal Caribbean Cruises Ltd.	2,812	212,447
Starbucks Corporation	12,538	1,097,451
Vail Resorts, Inc.	590	51,778

		3,431,647

Consumer Durables & Apparel — 2.7%
Callaway Golf Company	1,006	8,209
Columbia Sportswear Company	453	19,253
CSS Industries, Inc.	90	2,448
Deckers Outdoor Corporation (a)	602	39,762
Ethan Allen Interiors, Inc.	406	11,051
Hanesbrands, Inc.	1,694	188,678
Hasbro, Inc.	1,886	103,579
Jarden Corporation (a)	3,078	147,806
La-Z-Boy, Inc.	868	23,167
Mattel, Inc.	5,667	152,442
Meritage Homes Corporation (a)	653	23,776
Michael Kors Holdings Ltd. (a)	3,415	241,748
Mohawk Industries, Inc. (a)	1,028	169,661
Newell Rubbermaid, Inc.	4,553	167,869
NIKE, Inc., Class B	11,514	1,062,166
Oxford Industries, Inc.	232	12,978
PVH Corporation	1,398	154,143
Tupperware Brands Corporation	873	59,024
Under Armour, Inc., Class A (a)	2,801	201,896
VF Corporation	5,732	397,629
Wolverine World Wide, Inc.	1,654	46,560

		3,233,845

Transportation — 2.7%
ArcBest Corporation	399	14,867
Avis Budget Group, Inc. (a)	1,731	99,204
C.H. Robinson Worldwide, Inc.	2,484	176,910
CSX Corporation	16,633	553,879
Echo Global Logistics, Inc. (a)	270	7,128
Expeditors International of Washington, Inc.	3,229	141,043
Genesee & Wyoming, Inc., Class A (a)	906	74,700
Hertz Global Holdings, Inc. (a)	7,611	156,178
Norfolk Southern Corporation	5,151	525,247

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS January 31, 2015 (unaudited)	continued

	SHARES	VALUE

Transportation — (continued)
Ryder System, Inc.	868	$71,862
Southwest Airlines Company	2,863	129,350
United Parcel Service, Inc., Class B	11,791	1,165,422
Wesco Aircraft Holdings, Inc. (a)	1,084	14,135

		3,129,925

Banks — 2.6%
Bank of Hawaii Corporation	774	43,700
Cathay General Bancorp	1,189	28,405
CIT Group, Inc.	3,039	133,169
Comerica, Inc.	3,025	125,537
Heartland Financial USA, Inc.	278	7,678
International Bancshares Corporation	923	20,777
KeyCorp	14,548	188,979
M&T Bank Corporation	1,983	224,396
New York Community Bancorp, Inc.	7,620	117,729
Old National Bancorp	2,033	27,263
People’s United Financial, Inc.	5,269	74,135
PNC Financial Services Group, Inc. (The)	9,024	762,889
Popular, Inc. (a)	1,706	52,596
U.S. Bancorp	30,088	1,260,988
Umpqua Holdings Corporation	3,774	58,535

		3,126,776

Media — 2.6%
Charter Communications, Inc., Class A (a)	1,279	193,276
Discovery Communications, Inc., Class A (a)	2,565	74,347
Discovery Communications, Inc., Class C (a)	4,672	130,255
DreamWorks Animation SKG, Inc., Class A (a)	1,126	21,022
John Wiley & Sons, Inc., Class A	795	49,258
Liberty Global PLC, Class A (a)	4,154	194,075
Liberty Global PLC, Series C (a)	10,563	481,567
New York Times Company (The), Class A	2,340	29,461
Scholastic Corporation	404	14,859
Scripps Networks Interactive, Inc., Class A	1,311	93,199
Time Warner Cable, Inc.	4,671	635,863

	SHARES	VALUE

Media — (continued)
Time Warner, Inc.	14,261	$1,111,360

		3,028,542

Utilities — 1.8%
American Water Works Company, Inc.	3,202	179,760
Avista Corporation	1,350	50,126
CenterPoint Energy, Inc.	7,178	165,740
CMS Energy Corporation	4,898	184,802
Consolidated Edison, Inc.	5,018	347,647
Integrys Energy Group, Inc.	1,481	120,109
MGE Energy, Inc.	789	36,215
New Jersey Resources Corporation	840	53,659
Northeast Utilities	5,450	302,911
Pepco Holdings, Inc.	4,624	126,929
Piedmont Natural Gas Company, Inc.	1,537	61,311
Sempra Energy	4,003	448,016
WGL Holdings, Inc.	1,023	57,799

		2,135,024

Renewable Energy & Energy Efficiency — 0.9%
ITC Holdings Corporation	2,874	122,260
Itron, Inc. (a)	636	23,666
Johnson Controls, Inc.	11,236	522,137
Ormat Technologies, Inc.	647	17,307
SunPower Corporation (a)	740	17,849
Tesla Motors, Inc. (a)	1,457	296,645

		999,864

Commercial & Professional Services — 0.8%
ACCO Brands Corporation (a)	1,919	15,198
CBIZ, Inc. (a)	516	4,272
Copart, Inc. (a)	1,919	70,235
Corporate Executive Board Company (The)	555	38,029
Deluxe Corporation	867	56,294
Dun & Bradstreet Corporation (The)	622	71,598
Exponent, Inc.	195	15,627
Heidrick & Struggles International, Inc.	301	6,670
HNI Corporation	814	40,089
ICF International, Inc. (a)	241	9,004
IHS, Inc., Class A (a)	1,127	129,752

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS January 31, 2015 (unaudited)	concluded

	SHARES	VALUE

Commercial & Professional Services — (continued)
Interface, Inc.	1,076	$16,904
Kelly Services, Inc.	413	6,980
Knoll, Inc.	776	15,900
ManpowerGroup, Inc.	1,361	99,190
Navigant Consulting, Inc. (a)	784	11,313
On Assignment, Inc. (a)	777	27,296
R.R. Donnelley & Sons Company	3,516	57,909
Resources Connection, Inc.	655	10,938
Robert Half International, Inc.	2,268	131,680
RPX Corporation (a)	613	7,571
Steelcase, Inc.	1,436	24,240
Team, Inc. (a)	300	11,442
Tetra Tech, Inc.	1,000	23,030
TrueBlue, Inc. (a)	679	14,979
United Stationers, Inc.	702	28,298

		944,438

Automobiles & Components — 0.5%
Autoliv, Inc.	1,543	163,651
BorgWarner, Inc.	3,832	206,966
Harley-Davidson, Inc.	3,612	222,860

		593,477

Healthy Living — 0.4%
Hain Celestial Group, Inc. (The) (a)	1,677	88,495
United Natural Foods, Inc. (a)	844	65,225
Whole Foods Market, Inc.	6,043	314,810

		468,530

	SHARES	VALUE

Food & Staples Retailing — 0.3%
Sysco Corporation	9,806	$384,101

Total Common Stocks (Cost $88,863,660)		117,001,487

SHORT-TERM OBLIGATION — 0.9%
Repurchase Agreement—State Street Bank & Trust Repurchase Agreement, 0.00%, dated 1/30/15, due 2/2/15, proceeds $1,073,747 (collateralized by Fannie Mae, 3.50%, due 3/25/42, value $1,098,665) (Cost $1,073,747)		1,073,747

TOTAL INVESTMENTS (b) — 99.8%
(Cost $89,937,407)		118,075,234
Other Assets Less Liabilities — 0.2%		254,527

NET ASSETS — 100.0%		$118,329,761

(a)	Non-income producing security.
(b)	The cost of investments for federal income tax purposes is $91,186,385 resulting in gross unrealized appreciation and depreciation of $29,328,836 and $2,439,987 respectively, or net unrealized appreciation of $26,888,849.

See Notes to Financial Statements

GREEN CENTURY FUNDS STATEMENTS OF ASSETS AND LIABILITIES

January 31, 2015

(unaudited)

	BALANCED FUND	EQUITY FUND
ASSETS:
Investments, at value (cost $117,118,374 and $89,937,407, respectively)	$137,084,359	$118,075,234
Receivables for:
Securities sold	—	128,500
Capital stock sold	96,690	144,526
Interest	336,735	—
Dividends	27,845	136,508
Other receivables	3,128	—

Total assets	137,548,757	118,484,768

LIABILITIES:
Payable for capital stock repurchased	9,461	28,780
Accrued expenses	172,210	126,227

Total liabilities	181,671	155,007

NET ASSETS	$137,367,086	$118,329,761

NET ASSETS CONSIST OF:
Paid-in capital	$115,025,507	$90,811,644
Undistributed net investment income/(loss)	(45,030)	124,165
Accumulated net realized gains/(losses) on investments	2,420,624	(743,875)
Net unrealized appreciation on investments	19,965,985	28,137,827

NET ASSETS	$137,367,086	$118,329,761

SHARES OUTSTANDING (UNLIMITED NUMBER OF SHARES AUTHORIZED @ $0.01 PAR VALUE)	5,848,780	3,801,949

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE	$23.49	$31.12

GREEN CENTURY FUNDS STATEMENTS OF OPERATIONS

For the six months ended January 31, 2015

(unaudited)

	BALANCED FUND	EQUITY FUND
INVESTMENT INCOME:
Interest income	$442,548	$—
Dividend and other income (net of $3,614 and $0 foreign withholding taxes, respectively)	591,257	1,050,401

Total investment income	1,033,805	1,050,401

EXPENSES:
Administrative services fee	542,881	549,400
Investment advisory fee	425,070	135,682

Total expenses	967,951	685,082

NET INVESTMENT INCOME	65,854	365,319

NET REALIZED AND UNREALIZED GAIN:
Net realized gain on investments	2,580,742	659,378
Change in net unrealized appreciation on investments	1,994,700	3,620,622

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	4,575,442	4,280,000

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,641,296	$4,645,319

See Notes to Financial Statements

GREEN CENTURY FUNDS STATEMENTS OF CHANGES IN NET ASSETS

	BALANCED FUND		EQUITY FUND
	FOR THE SIX MONTHS ENDED JANUARY 31, 2015 (UNAUDITED)	FOR THE YEAR ENDED JULY 31, 2014	FOR THE SIX MONTHS ENDED JANUARY 31, 2015 (UNAUDITED)	FOR THE YEAR ENDED JULY 31, 2014
INCREASE (DECREASE) IN NET ASSETS:
From operations:
Net investment income	$65,854	$455,631	$365,319	$568,220
Net realized gain on investments	2,580,742	8,602,576	659,378	5,398,934
Change in net unrealized appreciation on Investments	1,994,700	1,362,675	3,620,622	4,878,712

Net increase in net assets resulting from operations	4,641,296	10,420,882	4,645,319	10,845,866

Dividends and distributions to shareholders:
From net investment income	(128,866)	(440,410)	(308,663)	(486,355)
From net realized gains	(6,321,658)	—	(1,274,237)	—

Total dividends and distributions	(6,450,524)	(440,410)	(1,582,900)	(486,355)

Capital share transactions:
Proceeds from sales of shares	17,549,680	36,540,154	24,060,662	26,577,277
Reinvestment of dividends and distributions	6,310,894	428,141	1,550,377	476,684
Payments for shares redeemed	(6,591,143)	(10,692,351)	(5,701,823)	(8,864,143)

Net increase in net assets resulting from capital share transactions	17,269,431	26,275,944	19,909,216	18,189,818

Total increase in net assets	15,460,203	36,256,416	22,971,635	28,549,329
NET ASSETS:
Beginning of period	121,906,883	85,650,467	95,358,126	66,808,797

End of period	$137,367,086	$121,906,883	$118,329,761	$95,358,126

Undistributed net investment income/(loss)	(45,030)	17,982	124,165	67,509

See Notes to Financial Statements

GREEN CENTURY BALANCED FUND FINANCIAL HIGHLIGHTS

	SIX MONTHS ENDED JANUARY 31, 2015		FOR THE YEARS ENDED JULY 31,
	(UNAUDITED)		2014	2013	2012	2011	2010
Net Asset Value, beginning of period	$23.74		$21.43	$18.06	$17.50	$15.76	$14.75

Income from investment operations:
Net investment income	0.01		0.09	0.13	0.10	0.13	0.18
Net realized and unrealized gain on investments	0.93		2.31	3.37	0.56	1.75	1.01

Total increase from investment operations	0.94		2.40	3.50	0.66	1.88	1.19

Less dividends:
Dividends from net investment income	(0.02)		(0.09)	(0.13)	(0.10)	(0.14)	(0.18)
Distributions from net realized gains	(1.17)		—	—	—	—	—

Total decrease from dividends	(1.19)		(0.09)	(0.13)	(0.10)	(0.14)	(0.18)

Net Asset Value, end of period	$23.49		$23.74	$21.43	$18.06	$17.50	$15.76

Total return	3.85	%(a)	11.20%	19.44%	3.81%	11.92%	8.07%
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$137,367		$121,907	$85,650	$58,798	$58,410	$52,761
Ratio of expenses to average net assets	1.48	%(b)	1.48%	1.48%	1.45%	1.38%	1.38%
Ratio of net investment income to average net assets	0.10	%(b)	0.44%	0.66%	0.58%	0.72%	1.13%
Portfolio turnover	22	%(a)	42%	31%	58%	70%	48%

(a)	Not annualized.
(b)	Annualized.

GREEN CENTURY EQUITY FUND FINANCIAL HIGHLIGHTS

	SIX MONTHS ENDED JANUARY 31, 2015		FOR THE YEARS ENDED JULY 31,
	(UNAUDITED)		2014	2013	2012	2011	2010
Net Asset Value, beginning of period	$30.11		$26.30	$20.81	$19.99	$17.44	$15.65

Income from investment operations:
Net investment income	0.10		0.19	0.21	0.19	0.18	0.17
Net realized and unrealized gain on investments	1.35		3.79	5.48	0.83	2.57	1.77

Total increase from investment operations	1.45		3.98	5.69	1.02	2.75	1.94

Less dividends:
Dividends from net investment income	(0.09)		(0.17)	(0.20)	(0.20)	(0.20)	(0.15)
Distributions from net realized gains	(0.35)		—	—	—	—	—

Total decrease from dividends	(0.44)		(0.17)	(0.20)	(0.20)	(0.20)	(0.15)

Net Asset Value, end of period	$31.12		$30.11	$26.30	$20.81	$19.99	$17.44

Total return	4.75	%(a)	15.16%	27.49%	5.14%	15.77%	12.39%
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$118,330		$95,358	$66,809	$50,972	$53,363	$46,591
Ratio of expenses to average net assets	1.25	%(b)	1.25%	1.25%	1.16%	0.95%	0.95%
Ratio of net investment income to average net assets	0.67	%(b)	0.72%	0.92%	0.97%	0.92%	0.97%
Portfolio turnover	6	%(a)	32%	17%	14%	13%	13%

(a)	Not annualized.
(b)	Annualized.

See Notes to Financial Statements

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 1 — Organization and Significant Accounting Policies

Green Century Funds (the “Trust”) is a Massachusetts business trust which offers two separate series, the Green Century Balanced Fund (the “Balanced Fund”) and the Green Century Equity Fund (the “Equity Fund”), collectively, the “Funds”. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end, diversified management investment company. The Trust accounts separately for the assets, liabilities and operations of each series. The Balanced Fund commenced operations on March 18, 1992 and the Equity Fund commenced operations on September 13, 1995.

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of the Funds’ significant accounting policies:

(A)

Investment Valuation:    Equity securities listed on national securities exchanges other than NASDAQ are valued at last sale price. If a last sale price is not available, securities listed on national exchanges other than NASDAQ are valued at the mean between the closing bid and closing ask prices. NASDAQ National Market® and SmallCapSM securities are valued at the NASDAQ Official Closing Price (“NOCP”). The NOCP is based on the last traded price if it falls within the concurrent best bid and ask prices and is normalized pursuant to NASDAQ’s published procedures if it falls outside this range. If a NOCP is not available for any such security, the security is valued at the last sale price, or, if there have been no sales that day, at the mean between the closing bid and closing ask prices. Unlisted equity securities are valued at last sale price, or when last sale prices are not available, at the last quoted bid price. Debt securities (other than certificates of deposit and short-term obligations maturing in sixty days or less) are valued on the basis of valuations furnished by a pricing service which takes into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and other market data, without exclusive reliance on quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of the securities. Securities, if any, for which there are no such valuations or quotations available, or for which the market quotation or valuation provided by a pricing service is deemed not reliable, are valued at fair value by management as determined in good faith under guidelines established by the Trustees. Certificates of deposit are valued at cost plus accrued interest, and short-term obligations maturing in sixty days or less are valued at amortized cost, both of which approximate market value.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices for active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Quoted prices for identical or similar assets in markets that are not active. Investments valued at amortized cost. Inputs that are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS (unaudited)	continued

Level 3 — significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Balanced Fund’s net assets as of January 31, 2015:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
COMMON STOCKS	$90,983,497	$ —	$ —	$90,983,497
BONDS & NOTES	—	39,387,468	—	39,387,468
CERTIFICATES OF DEPOSIT	—	95,000	—	95,000
SHORT-TERM OBLIGATIONS	—	6,618,394	—	6,618,394

TOTAL	$90,983,497	$46,100,862	$ —	$137,084,359

The following is a summary of the inputs used to value the Equity Fund’s net assets as of January 31, 2015:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
COMMON STOCKS	$117,001,487	$ —	$ —	$117,001,487
SHORT-TERM OBLIGATIONS	—	1,073,747	—	1,073,747

TOTAL	$117,001,487	$1,073,747	$ —	$118,075,234

The Funds adopted the Financial Accounting Standards Board (“FASB”) amendments to authoritative guidance which require the Funds to disclose details of transfers in and out of Level 1 and Level 2 measurements and Level 2 and Level 3 measurements and the reasons for the transfers. For the six months ended January 31, 2015, there were no transfers in and out of Level 1, Level 2 and Level 3. Neither of the Funds held any Level 3 securities during the six months ended January 31, 2015. It is the Funds’ policy to recognize transfers into and out of all Levels at the end of the reporting period.

(B)	Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are determined using the identified cost basis. Interest income, including amortization of premiums and accretion of discounts on bonds, is recognized on the accrual basis and dividend income is recorded on ex-dividend date.
(C)

Options Transactions:    The Balanced Fund may utilize options to hedge or protect from adverse movements in the market values of its portfolio securities and to enhance return. The Equity Fund is authorized to utilize options to hedge against possible increases in the value of securities which are expected to be purchased by the Equity Fund or possible declines in the value of securities which are expected to be sold by the Equity Fund. The use of options involves risk such as the possibility of illiquid markets or imperfect correlation between the value of the option and the underlying securities. The Funds are also authorized to write put and call options. Premiums received upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option is closed, expired or exercised, a gain or loss is realized and the liability is eliminated. The

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS (unaudited)	continued

Funds continue to bear the risk of adverse movements in the price of the underlying assets during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. As required by the Act, liquid securities are designated as collateral in an amount equal to the market value of open options contracts. In the six months ended January 31, 2015, neither the Balanced Fund nor the Equity Fund utilized options or wrote put or call options.
(D)	Repurchase Agreements: The Funds enter into repurchase agreements with selected banks or broker-dealers that are deemed by the Funds’ adviser to be creditworthy pursuant to guidelines established by the Board of Trustees. Each repurchase agreement is recorded at cost, which approximates fair value. The Funds require that the market value of collateral, represented by securities (primarily U.S. Government securities), be sufficient to cover payments of interest and principal and that the collateral be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Funds to obtain those securities in the event of a default of the counterparty. In the event of default or bankruptcy by the counterparty to the repurchase agreement, retention of the collateral may be subject to legal proceedings.
(E)	Distributions: Distributions to shareholders are recorded on the ex-dividend date. The Funds declare and pay dividends of net investment income, if any, semi-annually and distribute net realized capital gains, if any, annually. The amount and character of income and net realized gains to be distributed are determined in accordance with Federal income tax rules and regulations, which may differ from U.S. GAAP. To the extent that these differences are attributable to permanent book and tax accounting differences, the components of net assets have been adjusted.
(F)	Federal Taxes: Each series of the Trust is treated as a separate entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies (“RICs”). Accordingly, no provisions for Federal income or excise tax are necessary.

In July 2006, the FASB issued Accounting for Uncertainty in Income Taxes. This interpretation addresses the accounting for uncertainty in income taxes and establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction). The Funds recognize tax benefits only if it is more likely than not that a tax position (including the Funds’ assertion that their income is exempt from tax) will be sustained upon examination. The Funds adopted Accounting for Uncertainty in Income Taxes in fiscal year 2008. The Funds had no material uncertain tax positions and have not recorded a liability for unrecognized tax benefits as of January 31, 2015. Also, the Funds had recognized no interest and penalties related to uncertain tax benefits through January 31, 2015. At January 31, 2015, the tax years 2011 through 2014 remain open to examination by the Internal Revenue Service.

The Regulated Investment Company Modernization Act of 2010 (“RIC MOD”) was signed into law on December 22, 2010. RIC MOD makes changes to a number of the federal income and excise tax provisions impacting RICs, including simplification provisions on asset diversification and qualifying income tests, provisions aimed at preserving the character of the distributions made by the RIC and coordination of the income and excise tax distribution requirements, and provisions for allowing unlimited years carryforward for capital losses.

(G)

Redemption Fee:    A 2.00% redemption fee is retained by the Funds to offset the effect of transaction costs and other expenses associated with short-term investing. The fee is imposed on redemptions or exchanges of shares held 60 days or less from their purchase date. For the six months ended January 31, 2015, the Balanced Fund

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS (unaudited)	continued

and Equity Fund received $1,177 and $1,613, respectively, in redemption fees. Redemption fees are recorded as an adjustment to paid-in capital.
(H)	Indemnification: The Fund’s organizational documents provide that trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote. As of the six months ended January 31, 2015, no liability has been accrued.
(I)	Offsetting of Assets and Liabilities: As of January 31, 2015, there are no master netting arrangements related to the Funds. The Funds’ Statements of Assets and Liabilities present derivative instruments on a gross basis, if applicable. As of January 31, 2015, no derivative instruments were held by the Funds.

NOTE 2 — Transactions With Affiliates

(A)	Investment Adviser: Green Century Capital Management, Inc. (“Green Century”) is the adviser (“the Adviser”) for the Funds. Green Century is owned by Paradigm Partners. Green Century oversees the portfolio management of the Funds on a day-to-day basis. The Balanced Fund pays Green Century a fee, accrued daily and paid monthly, at an annual rate equal to 0.65% of the Balanced Fund’s average daily net assets. The Equity Fund pays Green Century a fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Equity Fund’s average daily net assets up to but not including $100 million, 0.22% of average daily net assets including $100 million up to but not including $500 million, 0.17% of average daily net assets including $500 million up to but not including $1 billion and 0.12% of average daily net assets equal to or in excess of $1 billion.
(B)	Subadvisers: Trillium Asset Management, LLC (“Trillium”) is the subadviser for the Balanced Fund. Trillium is paid a fee by the Adviser at an annual rate of 0.40% on the first $30 million of average daily net assets and 0.35% on average daily net assets in excess of $30 million for its services. For the six months ended January 31, 2015, Green Century accrued fees of $236,446 to Trillium. Northern Trust Investments, Inc. (“Northern Trust”) is the subadviser for the Equity Fund. Northern Trust is paid a fee by the Adviser based on Northern Trust’s fee schedule of the greater of $75,000 or 0.10% of the value of the average daily net assets of the Fund up to but not including $50 million, 0.05% of the average daily net assets of the Fund from and including $50 million up to but not including $100 million and 0.03% of the average daily net assets of the Fund equal to or in excess of $100 million for its services. For the six months ended January 31, 2015 Green Century accrued fees of $39,125 to Northern Trust.
(C)	Administrator: Green Century is the administrator (“the Administrator”) of the Green Century Funds. Pursuant to the Administrative Services Agreement, Green Century pays all the expenses of each Fund other than the investment advisory fees; interest; taxes; brokerage costs and other capital expenses; expenses of non-interested trustees (including counsel fees) and any extraordinary expenses. The Balanced Fund pays Green Century a fee at a rate such that immediately following any payment to the Administrator, the total operating expenses of the Fund, on an annual basis, do not exceed 1.48% of the Fund’s average daily net assets. The Equity Fund pays Green Century a fee at a rate such that immediately following any payment to the Administrator, the total operating expenses of the Fund, on an annual basis, do not exceed 1.25% of the Fund’s average daily net assets.
(D)

Subadministrator:    Pursuant to a Subadministrative Services Agreement with the Administrator, UMB Fund Services, Inc. (“UMBFS”) as Subadministrator, is responsible for conducting certain day-to-day administration

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS (unaudited)	continued

of the Trust subject to the supervision and direction of the Administrator. For the six months ended January 31, 2015, Green Century accrued fees of $57,427 and $54,248 to UMBFS related to services performed on behalf of the Balanced Fund and the Equity Fund, respectively.
(E)	Index Agreement: The Equity Fund invests in the securities of the companies included in the MSCI KLD 400 Social ex Fossil Fuels Index (the “Index”). The Index is owned and maintained by MSCI ESG Research (“MSCI”). For the use of the Index, MSCI is paid by the Adviser an annual license fee of $26,000, plus the greater of $26,000 or at an annual rate of 0.05% on the first $100 million of average daily net assets, 0.04% on the next $100 million of average daily net assets, and 0.03% on average daily net assets in excess of $200 million. For the six months ended January 31, 2015, Green Century accrued fees of $40,068 to MSCI.

NOTE 3 — Investment Transactions

The Balanced Fund’s cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $41,738,704 and $27,580,971, respectively, for the six months ended January 31, 2015. The Equity Fund’s cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $24,830,772 and $6,550,386, respectively.

NOTE 4 — Federal Income Tax Information

The tax basis of the components of distributable net earnings (deficit) at July 31, 2014 were as follows:

	BALANCED FUND	EQUITY FUND
Undistributed ordinary income	$15,349	$51,229
Undistributed long-term capital gains	6,161,540	1,029,129

Tax accumulated earnings	6,176,889	1,080,358

Accumulated capital and other losses	0	0
Unrealized appreciation (depreciation)	17,973,918	23,375,339

Distributable net earnings (deficit)	$24,150,807	$24,455,697

Capital loss carryovers are available to offset future realized capital gains and thereby reduce further taxable gain distributions. During the year ended July 31, 2014, the Balanced and Equity Fund utilized $2,441,130 and $4,414,798, respectively of their capital loss carryovers.

The tax character of distributions paid during the fiscal years ended July 31, 2014 and July 31, 2013 were as follows:

	BALANCED FUND		EQUITY FUND
	YEAR ENDED JULY 31, 2014	YEAR ENDED JULY 31, 2013	YEAR ENDED JULY 31, 2014	YEAR ENDED JULY 31, 2013
Ordinary income	$440,410	$437,535	$486,355	$489,952
Long-term capital gains	—	—	—	—

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS (unaudited)	concluded

NOTE 5 — Capital Share Transactions

Capital Share transactions for the Balanced Fund and the Equity Fund were as follows:

	BALANCED FUND		EQUITY FUND
	SIX MONTHS ENDED JANUARY 31, 2015	YEAR ENDED JULY 31, 2014	SIX MONTHS ENDED JANUARY 31, 2015	YEAR ENDED JULY 31, 2014
Shares sold	725,777	1,581,678	767,901	922,022
Reinvestment of dividends	262,516	17,927	47,851	16,188
Shares redeemed	(273,721)	(462,258)	(180,783)	(311,923)

	714,572	1,137,347	634,969	626,287

NOTE 6 — Subsequent Events

Subsequent to January 31, 2015 and through the date on which the financial statements were available for issuance, management has evaluated subsequent events and concluded there were no subsequent events requiring accrual or disclosure.

RESULTS OF THE SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED)

A special meeting of shareholders of the Green Century Balanced Fund and the Green Century Equity Fund was held on September 22, 2014 to consider the proposal below. The proposal was approved. Shareholders of record as of July 22, 2014 were entitled to vote. The results of the vote at the meeting were as follows:

To elect Trustees of the Funds

	Affirmative	Withheld	Total
John Comerford	3,344,720.572	1,844,717.045	5,189,437.617
Jonathan Darnell	4,680,277.919	509,159.698	5,189,437.617
Laurie Moskowitz	4,722,952.061	466,485.556	5,189,437.617
Douglas H. Phelps	3,351,955.014	1,837,482.603	5,189,437.617
Bancroft R. Poor	4,692,217.740	497,219.877	5,189,437.617
Mary Raftery	4,730,090.613	459,347.004	5,189,437.617
James H. Starr	4,683,823.033	505,614.584	5,189,437.617
Wendy Wendlandt	4,725,735.836	463,701.781	5,189,437.617

BOARD OF TRUSTEES’ CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS

The Board of Trustees of the Green Century Funds considered and approved the continuance of two advisory and two subadvisory agreements during the six months ended January 31, 2015.

INVESTMENT ADVISORY AGREEMENTS WITH GREEN CENTURY CAPITAL MANAGEMENT, INC.

The Board, including the Independent Trustees, approved the continuance of the Investment Advisory Agreements (the “Advisory Agreements”) between the Trust, on behalf of the Balanced Fund and the Equity Fund (the “Funds” and each a “Fund”), and Green Century Capital Management (“Green Century” or the “Adviser”), at a meeting on November 21, 2014. The Trustees considered, among other things, information provided by Green Century regarding the investment performance of each Fund; the expenses of each Fund and the advisory fee paid to Green Century by each Fund; and the profitability to Green Century of its advisory relationship with each Fund. The Independent Trustees were assisted by independent counsel in considering these materials and the approval and continuance of the Advisory Agreements. The Trustees considered all the information provided to them by Green Century, including information provided throughout the year. The Trustees also received a memorandum from independent legal counsel advising them of their duties and responsibilities in connection with the review of the Advisory Agreements. In approving the Advisory Agreements, the Board, including the Independent Trustees, did not identify any single factor as determinative. Matters considered in connection with their approval of the Advisory Agreements included the following.

Nature, Quality, and Extent of Services Performed.    The Trustees considered the scope and quality of the services performed for each of the Funds by the Adviser, including the resources dedicated by the Adviser. With respect to the Equity Fund, these services included monitoring the Equity Fund’s performance and tracking error relative to the MSCI KLD 400 Social ex Fossil Fuels Index (the “Index”); implementing the environmental and other policies of the Trust by voting the Equity Fund’s shareholder proxies; and overall compliance oversight provided by the Adviser. The Trustees also considered the Adviser’s supervision of Northern Trust Investments, Inc. (“Northern Trust”), the subadviser of the Equity Fund, which performs day-to-day portfolio management for the Fund.

With respect to the Balanced Fund, the services performed included the oversight and monitoring of the portfolio management and performance of the Balanced Fund; monitoring the implementation of the Balanced Fund’s environmental screens; implementing the environmental and other policies of the Trust by voting the Balanced Fund’s shareholder proxies; and overall compliance oversight provided by the Adviser. The Trustees also considered the Adviser’s supervision of Trillium Asset Management, LLC (“Trillium”), the subadviser of the Balanced Fund, which performs the day-to-day portfolio management for the Fund.

In addition, the Trustees considered the Adviser’s ongoing efforts and commitment with respect to shareholder advocacy and corporate environmental responsibility. They also considered the administrative services provided by the Adviser to both Funds under a separate agreement, including the coordination of the activities of the Funds’ other service providers. Based on its review of all of the services provided, the Trustees concluded that the nature, quality, and extent of services provided by the Adviser supported the continuance of the Advisory Agreements with respect to the Equity Fund and the Balanced Fund.

Investment Performance.    With respect to the Equity Fund, the Trustees considered that due to the Equity Fund’s passive investment strategy, the principal concern with regard to investment performance was the extent to which the Equity Fund tracked the Index. The Trustees reviewed the performance of the Equity Fund, exclusive of the expenses of the Fund, as compared to that of the Index for the periods ended September 30, 2014, and noted that the Equity Fund’s performance closely followed that of the Index. In particular, they observed that 38 basis points of the Equity Fund’s one-year variance from the Index’s performance was attributable to factors other than Fund fees and expenses. After considering all the factors deemed appropriate, the Trustees, including the Independent Trustees, concluded that the performance of the Equity Fund supported the continuance of the Advisory Agreement with respect to the Equity Fund.

With respect to the Balanced Fund, the Trustees reviewed and considered information regarding the investment performance of the Balanced Fund and comparative data with respect to the performance of other funds designated by Morningstar to have similar investment objectives as well as the Balanced Fund’s performance measured against the Lipper Balanced Fund Index (“Lipper”), which is a broad-based balanced fund market index, and a custom balanced index (“Custom Index”) comprised of a 60% weighting in the S&P 1500 Index and a 40% weighting in the BofA Merrill Lynch 1-10 Year US Corporate and Government Index. The Trustees noted that as of the period ended September 30, 2014, the Balanced Fund’s one-, three- and five-year average annual returns outperformed the Lipper and its ten-year average annual returns underperformed the Lipper. The Trustees also noted that as of the period ended September 30, 2014, the Balanced Fund’s one- and three-year average annual returns outperformed the Custom Index and its five- and ten-year average annual returns had underperformed the Custom Index. The Trustees also considered the performance information they had been provided throughout the year. After weighing all the factors deemed appropriate, including the environmental screens applied to the Fund’s investment process, the Trustees, including the Independent Trustees, concluded that the performance of the Balanced Fund supported the continuance of the Advisory Agreement with respect to the Balanced Fund.

The Costs of Services Provided and Profitability.    The Trustees considered the costs of the services provided to the Funds and the profitability and fall-out benefits to the Adviser from its arrangements with the Funds.

The Trustees reviewed and considered an analysis of the advisory fees and total expenses ratios of each Fund and comparative data for multiple categories of mutual funds included in and as defined by Morningstar’s mutual fund database of over 7,000 mutual funds. For the Equity Fund, the Trustees noted that, based on the information provided, the Fund’s advisory fee was lower than the average advisory fee for socially conscious funds by 38 basis points, lower than the average advisory fee for socially conscious growth and income funds by 8 basis points, lower than that of the average growth and income funds by 31 basis points and higher than the average of growth and income index funds by 3 basis points. The Trustees also noted that the total expense ratio of the Equity Fund was capped at 1.25%, and that the total expense ratio was higher than that of the average of socially conscious funds by 5 basis points and higher than that of the average of all growth and income funds by 25 basis points, and higher than that of the average growth and income index funds by 71 basis points. For the Balanced Fund, the Trustees noted that, based on the information provided, the Fund’s advisory fee was higher than the average advisory fee for socially conscious funds (by 2 basis points), socially conscious balanced Funds (by 7 basis points), all balanced funds (by 15 basis points) and balanced funds which have between $100 million and $200 million in assets (by 17 basis points). The Trustees also noted that the total expense ratio of the Balanced Fund was capped at 1.48% and that the total expense ratio was higher than that of the average of socially conscious funds by 28 basis points, higher than that of the average of socially conscious balanced funds by 51 basis points, higher than that of the average of all balanced funds by 46 basis points, and higher than that of the average of balanced funds with assets between $100 million and $200 million by 58 basis points.

Green Century provided the Trustees with information relating to the profitability to Green Century of its advisory relationships to the Funds. The Trustees noted that based on information provided by Green Century, the relationship had not been profitable for several years, though recent growth in Fund assets was projected to result in a modest profit in the current fiscal year. In that regard, the Trustees considered the subadvisory fees and the other expenses incurred by the Adviser in providing advisory services to the Funds. The Trustees also considered the fee received by Green Century for providing administrative services to the Funds and the expenses incurred in providing those services. In considering the cost allocation methodology used by Green Century, the Trustees took into consideration that the Adviser does not provide advisory or administrative services to other mutual funds or non-mutual fund clients. The Trustees also considered Green Century’s non-profit ownership structure, its cost structure and personnel needs, and its investment in shareholder advocacy that aligns with the Funds’ stated intention to promote greater corporate environmental accountability. After reviewing the information described above, the Independent Trustees concluded that the fees specified in the Advisory Agreements, taking into account the costs of the services provided by the Adviser and the profitability to the Adviser of its relationships with the Funds, supported the continuance of the Advisory Agreements with respect to the Equity Fund and the Balanced Fund.

Other Benefits.    With respect to fall-out benefits, the Trustees considered that neither Green Century nor any affiliate of Green Century receives any brokerage fees, soft dollar benefits, liquidity rebates from electronic communications networks or payments for order flow from the trades executed for either Fund. The Trustees noted that Green Century does potentially benefit from its relationship with the Funds due to the Funds’ reputation as the first family of no-load environmentally responsible mutual funds and, more recently, as the first and only family of responsible and diversified fossil fuel free mutual funds in the nation. The Trustees considered that the association with the Funds supports Green Century’s own stated mission of advocating for corporate environmental responsibility. Further, pursuant to the Advisory Agreements, Green Century has reserved for itself the rights to the names “Green Century Funds” and any similar names; thus, Green Century may benefit in the future from developing other funds or investment products with the Green Century brand. The Trustees concluded that the fall-out benefits to be realized by Green Century were appropriate and supported the continuance of the Advisory Agreements with respect to the Equity Fund and the Balanced Fund.

Economies of Scale.    The Trustees also considered whether economies of scale could be realized by the Adviser as the Funds grew in asset size and the extent to which such economies of scale were reflected in the level of fees charged. They noted the relatively small size of each Fund and the resultant difficulty of achieving meaningful economies of scale. They considered that if the assets were to increase, the Funds could have the opportunity to experience economies of scale as fixed costs would become a smaller percentage of the Funds’ assets and some of the Funds’ service providers’ fees, as a percentage of the Funds’ assets, could decrease. The Trustees noted that the advisory fee structure for the Equity Fund included break-points that would cause the advisory fee to decrease as a percentage of net assets as the Fund increased in size. The Trustees concluded that economies of scale could be realized as the Funds grew and that if assets increased significantly the Trustees would have opportunities to negotiate decreases in fees with the Adviser.

Based on a review of all factors deemed relevant, the Trustees, including the Independent Trustees, concluded that the Advisory Agreements with respect to the Balanced Fund and the Equity Fund should be continued for an additional one-year period.

INVESTMENT SUBADVISORY AGREEMENT WITH TRILLIUM ASSET MANAGEMENT LLC RELATING TO THE BALANCED FUND

At the meeting on November 21, 2014, the Board of Trustees of the Balanced Fund, including a majority of the Independent Trustees, considered the continuance of the subadvisory agreement between the Trust, on behalf of the Balanced Fund, Green Century, and Trillium (the “Subadvisory Agreement”). In connection with their deliberations at the meeting, and in separate executive session of the Independent Trustees, the Trustees considered, among other things, information provided by Trillium regarding the investment performance of the Balanced Fund, the subadvisory fees paid to Trillium, and the profitability to Trillium of its subadvisory relationship to the Balanced Fund. The Independent Trustees were assisted by independent counsel in considering these materials and the continuance of the Subadvisory Agreement. The Trustees considered all the information provided to them by Trillium, including information provided throughout the year. The Trustees also received a memorandum from independent legal counsel advising them of their duties and responsibilities in connection with the review of the Subadvisory Agreement. In approving the continuance of the Subadvisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as determinative. Matters considered in connection with their approval of the Subadvisory Agreement included the following.

Nature, Quality, and Extent of Services Performed.    The Trustees noted that under the terms of the Subadvisory Agreement, Trillium provided the day-to-day portfolio management of the Balanced Fund, including determining asset and sector allocation; conducting securities selection and discovery; researching and analyzing environmental policies and practices of companies and implementing the Balanced Fund’s environmental screening criteria; managing the volatility, risk, and turnover of the portfolio; and investing the portfolio consistent with the Balanced Fund’s investment objective and policies. The Trustees considered the professional expertise, tenure, and qualifications of the portfolio management team and noted that Trillium was devoted exclusively to environmentally and socially responsible investing and managed over $1 billion in assets. The Trustees also considered Trillium’s compliance record as well as the professional experience and responsiveness of Trillium’s compliance staff. The Trustees also considered Trillium’s leadership in social and environmental responsibility, including its shareholder advocacy efforts.

Based on its review of all of the services provided and to be provided, the Trustees concluded that the nature, quality, and extent of services provided by Trillium supported the continuance of the Subadvisory Agreement.

Investment Performance.    The Trustees reviewed and considered information regarding the investment performance of the Balanced Fund and comparative data with respect to the performance of mutual funds with similar investment objectives as well as other broad-based market indexes. The Trustees noted that as of the period ended September 30, 2014, the Balanced Fund’s one-, three- and five- year average annual returns outperformed the Lipper and its ten- year average annual returns underperformed the Lipper. The Trustees also noted that as of the period ended September 30, 2014, the Balanced Fund’s one- and three-year average annual returns outperformed the Custom Index and its five- and ten- year average annual returns had underperformed the Custom Index. Trillium became the Balanced Fund’s subadviser on November 28, 2005. After considering all the factors deemed appropriate, the Trustees concluded that the performance of the Balanced Fund together with Trillium’s investment process, philosophies and experience in environmentally and socially responsible investing, supported the continuance of the Subadvisory Agreement.

Costs of Services Provided and Profitability.    The Trustees considered that the subadvisory fees paid by Green Century to Trillium under the Subadvisory Agreement were 0.40% of the value of the average daily net assets of the Balanced Fund up to $30 million, and 0.35% of the value of the average daily net assets of the Balanced Fund in excess of $30 million. The Trustees also considered that the subadvisory fees are paid by Green Century, and are not in addition to the advisory fees paid to Green Century by the Balanced Fund.

In evaluating the profitability of the Subadvisory Agreement to Trillium, the Trustees noted that based on information provided by Trillium, the relationship was slightly profitable. The Trustees noted that Trillium stated that now that the Balanced Fund assets have exceeded $100 million, the Balanced Fund generates for Trillium a level of profitability similar to that of its other advisory clients. The Trustees considered the financial resources Trillium dedicated and the other expenses Trillium incurred in providing subadvisory services to the Balanced Fund, including startup costs relating to the relationship, and additional personnel, legal, trading analysis and compliance costs required in the context of providing subadvisory services to a mutual fund. In considering the cost allocation methodology used by Trillium, the Trustees took under consideration that Trillium has recently announced its intention to acquire another investment adviser, which currently manages a mutual fund. The Trustees also considered Trillium’s fee structure and noted, based on the information provided, that the subadvisory fees were lower than the fees Trillium receives from its institutional clients with separate accounts of similar size as the Balanced Fund.

After reviewing the information described above, the Trustees concluded that the fees specified in the Subadvisory Agreement, taking into account the nature and quality of services provided and the costs of the services provided by Trillium, supported the continuance of the Subadvisory Agreement.

Other Benefits.    The Trustees evaluated potential other benefits Trillium may realize from its relationship with the Balanced Fund. The Trustees considered the brokerage practices of Trillium, including the soft dollar commissions that were generated with respect to the Balanced Fund’s portfolio transactions. The Trustees considered that Trillium was not affiliated with a broker/dealer and therefore no benefit would be realized by Trillium through transactions with affiliated brokers. The Trustees also considered the reputational and other advantages Trillium may gain from its relationship with the Balanced Fund. The Trustees concluded that the benefits received by Trillium were reasonable in the context of the relationship between Trillium and the Balanced Fund, and supported the continuance of the Subadvisory Agreement.

Economies of Scale.    The Trustees also considered whether economies of scale would be realized by Trillium as the Balanced Fund grew in asset size and the extent to which such economies of scale might be reflected in the subadvisory fees. They noted the relatively small size of the Balanced Fund and considered that as the assets increased, Trillium could have the opportunity to experience economies of scale. They also noted that pursuant to the Subadvisory Agreement, the subadvisory fees paid to Trillium by Green Century (out of its flat 0.65% advisory fee) include a breakpoint at $30 million, so that fees as a percentage of net assets decrease as assets in the Balanced Fund increase. The Trustees concluded that economies of scale could be realized as the Fund grew, and that the fee schedule as specified was appropriate, and supported the continuance of the Subadvisory Agreement.

Based on a review of all factors deemed relevant, the Trustees, including the Independent Trustees, concluded that the Subadvisory Agreement should be continued for an additional one-year period.

INVESTMENT SUBADVISORY AGREEMENT WITH NORTHERN TRUST INVESTMENTS, INC. RELATING TO THE EQUITY FUND

At the meeting on November 21, 2014, the Board of Trustees, including a majority of the Independent Trustees, considered the continuance of the subadvisory agreement between the Trust, on behalf of the Equity Fund, Green Century, and Northern Trust (the “Subadvisory Agreement”). In connection with their deliberations at the meeting, and in separate executive session of the Independent Trustees, the Trustees considered, among other things, information provided by Northern Trust regarding the investment performance of the Equity Fund, including the success with which the Fund tracked the Index, the subadvisory fees paid to Northern Trust, and the profitability to Northern Trust of its subadvisory relationship to the Equity Fund. The Independent Trustees were assisted by independent counsel in considering these materials and the continuance of the Subadvisory Agreement. The Trustees considered all the information provided to them by Northern Trust, including information provided throughout the year. The Trustees also received a memorandum from independent legal counsel advising them of their duties and responsibilities in connection with the review of the Subadvisory Agreement. In approving the continuance of the Subadvisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as determinative. Matters considered in connection with their approval of the Subadvisory Agreement included the following.

Nature, Quality, and Extent of Services Performed.    The Trustees noted that under the terms of the Subadvisory Agreement, Northern Trust provided the day-to-day portfolio management of the Equity Fund, making purchases and sales of portfolio securities consistent with the Equity Fund’s investment objective and policies and with changes to the Index. The Trustees considered the professional expertise, tenure, and qualifications of the portfolio management team as well as the team’s experience in passive management. The Trustees also considered Northern Trust’s handling of daily inflows and outflows, transaction costs, tracking error, and the portfolio turnover rates for the Equity Fund. The Trustees also considered Northern Trust’s compliance record as well as the professional experience and responsiveness of Northern Trust’s compliance staff.

Based on its review of all of the services provided and to be provided, the Trustees concluded that the nature, quality, and extent of services provided by Northern Trust supported the continuance of the Subadvisory Agreement.

Investment Performance.    The Trustees considered that the Equity Fund follows a passive investment strategy designed to track the Index and therefore the analysis of its investment performance should be based on the extent to which the Equity Fund successfully tracked the Index. The Trustees reviewed the performance of the Equity Fund, exclusive of the expenses of the Fund, as compared to that of the Index for the periods ended September 30, 2014, and noted that the Equity Fund’s performance closely followed that of the Index. In particular, they observed that 38 basis points of the Equity Fund’s one-year variance from the Index’s performance was attributable to factors other than Fund fees and expenses. After considering all the factors deemed appropriate, the Trustees concluded that the performance of the Equity Fund together with Northern Trust’s investment process and experience in passive portfolio management supported the continuance of the Subadvisory Agreement.

Costs of Services Provided and Profitability.    The Trustees considered that the subadvisory fees paid by Green Century to Northern Trust under the Subadvisory Agreement were 0.10% of the value of the average daily net assets of the Equity Fund up to but not including $50 million, 0.05% of the value of the average daily net assets of the Equity Fund from and including $50 million up to but not including $100 million, and 0.03% of the value of the average daily net assets of the Equity Fund equal to or in excess of $100 million, subject to a minimum fee of $75,000 per annum. Based on the Equity Fund’s net assets as of September 30, 2014, the annual fee was approximately 0.073%. The Trustees also considered that the subadvisory fees are paid by Green Century, and are not in addition to the advisory fees paid to Green Century by the Equity Fund.

The Trustees reviewed and considered an analysis of the subadvisory fees against comparative data for index funds managed by Northern Trust and for similar socially responsible index funds. The Trustees noted that the Fund paid subadvisory fees comparable to those paid to Northern Trust by other subadvised index funds with similar levels of net assets. In evaluating the profitability of the Subadvisory Agreement to Northern Trust, the Trustees noted that Northern Trust does not calculate earnings at the subadvisory client level. Nevertheless, Northern Trust noted that it is continuing to grow its assets under management, including a significant amount of assets in the socially responsible mutual fund market.

After reviewing the information described above, the Trustees concluded that the fees specified in the Subadvisory Agreement, taking into account the nature and quality of services provided and the costs of the services provided by Northern Trust, supported the continuance of the Subadvisory Agreement.

Other Benefits.    The Trustees evaluated potential other benefits Northern Trust may realize from its relationship with the Equity Fund. The Trustees considered the brokerage practices of Northern Trust, including that Northern Trust does not trade for the Equity Fund through its affiliated broker. The Trustees also considered that no soft dollars have been or will be paid in connection with Northern Trust’s management of the Equity Fund. The Trustees further considered the reputational and other advantages Northern Trust may gain from its relationship with the Equity Fund, including that Northern Trust’s management of the Equity Fund will broaden its exposure to the socially responsible mutual fund market, which may assist in its marketing efforts. The Trustees concluded that the benefits received by Northern Trust were reasonable in the context of the relationship between Northern Trust and the Equity Fund, and supported the continuance of the Subadvisory Agreement.

Economies of Scale.    The Trustees also considered whether economies of scale would be realized by Northern Trust as the Equity Fund grew in asset size and the extent to which such economies of scale might be reflected in the subadvisory fees. They noted the relatively small size of the Equity Fund and considered that if the assets were to increase, Northern Trust could have the opportunity to experience economies of scale. They also noted that pursuant to the Subadvisory Agreement, the subadvisory fees paid to Northern Trust by Green Century (out of its advisory fee, which is subject to breakpoints) include breakpoints at $50 million and $100 million (subject to a minimum annual fee of $75,000), so that fees as a percentage of net assets decrease as assets in the Equity Fund increase. The Trustees concluded that economies of scale could be realized as the Fund grew, and that the fee schedule as specified was appropriate, and supported the continuance of the Subadvisory Agreement.

Based on a review of all factors deemed relevant, the Trustees, including the Independent Trustees, concluded that the Subadvisory Agreement should be continued for an additional one-year period.

Semi-Annual Report

INVESTMENT ADVISER AND ADMINISTRATOR

Green Century Capital Management, Inc.

114 State Street

Boston, MA 02109

1-800-93-GREEN

www.greencentury.com

info@greencentury.com

INVESTMENT SUBADVISER (Balanced Fund)

Trillium Asset Management, LLC

Two Financial Center

60 South Street, Suite 1100

Boston, MA 02111

INVESTMENT SUBADVISER (Equity Fund)

Northern Trust Investments, Inc.

50 South LaSalle Street

Chicago, IL 60603

SUBADMINISTRATOR and DISTRIBUTOR

UMB Fund Services, Inc. (Subadministrator)

UMB Distribution Services, LLC (Distributor)

235 West Galena Street

Milwaukee, WI 53212

CUSTODIAN

State Street Bank and Trust Company

State Street Financial Center

One Lincoln Street

Boston, MA 02111

TRANSFER AGENT

Huntington Asset Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

Two Financial Center

60 South Street

Boston, MA 02111

January 31, 2015

Balanced

Fund

An investment for your future. Printed on recycled paper with soy-based ink.	Equity Fund

Item 2. Code of Ethics

Not applicable to semi-annual reports.

Item 3. Audit Committee Financial Expert

Not applicable to semi-annual reports.

Item 4. Principal Accountant Fees and Services

Not applicable to semi-annual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Included as part of the report to shareholders filed under item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures

(a)

Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, the “Disclosure Controls”) as of a date within 90 days of the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are effectively designed to ensure that information that is required to be disclosed by the registrant in the Report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the registrant’s management, including the registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosures.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the fiscal period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Not applicable.

(2)	Certifications for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, (17 CFR 270.30a-2(a)) are filed herewith.

(b)	Certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, (17 CFR 270.30a-2(b)) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Green Century Funds

/s/ Kristina A. Curtis
Kristina A. Curtis
President and Principal Executive Officer
April 9, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Kristina A. Curtis
Kristina A. Curtis
President and Principal Executive Officer
April 9, 2015

/s/ Kristina A. Curtis
Kristina A. Curtis
Treasurer and Principal Financial Officer
April 9, 2015